Exhibit 99.1

EDUCATION/TRAINING TECHNOLOGY COMPANY FOR THE SKILLED TRADES Electricians HVAC Plumbers Pipefitters Steamfitters Boilermakers Craning Rigging Drilling Aerospace Hydraulics

Safe Harbor And Disclaimer This PowerPoint Slide Deck includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 , as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements provide our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward - lookin g words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other fo reg oing statements may be deemed forward - looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assu mpt ions, risks and uncertainties, many of which are beyond the control of ProBility Media Corp (“ProBility”.) These risks and others a re included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Fo rm 10 - Ks, Form 10 - Qs and Form 8 - Ks. Other unknown or unpredictable factors also could have material adverse effects on our future resu lts. Accordingly, you should not place undue reliance on these forward - looking statements. Although ProBility believes that the expec tations reflected in such forward - looking statements are reasonable, these statements involve risks and uncertainties that may cause act ual future activities and results to be materially different from those suggested or described in this news release. You are caut ion ed that any forward - looking statements are not guarantees of future performance and actual results or developments may differ materially fro m those projected. The forward - looking statements in this PowerPoint slide deck are made as of the date hereof. ProBility takes no obligation to update or correct its own forward - looking statements, except as required by law, or those prepared by third partie s that are not paid for by ProBility. ProBility’s SEC filings are available at http://www.sec.gov . In this PowerPoint slide deck, we may rely on and refer to information regarding our industry which comes from market researc h r eports, analyst reports and other publicly available information, and we have not verified any of it. This PowerPoint slide deck does no t constitute an offer to sell or the solicitation of an offer to buy any securities of ProBility, and shall not constitute an offer, solic ita tion or sale of any security in any state or jurisdiction in which such offer, solicitation, sale would be unlawful prior to registration or qual ifi cation under the securities laws of any such state or jurisdiction. Proprietary and Confidential 2

ProBility Media – Company Summary • Comprehensive suite of career training, career advancement and compliance tools for 60+ skilled trades • Innovative proprietary technology solutions, including Virtual Reality and Digital Simulation • Enormous global markets for vocational training • Strong intellectual property protection • Disruptive strategy combines organic growth and strategic acquisitions of small platform players • Prior owners compelled to stay on - board to participate in ProBility’s mission • Annual organic revenue growth target of 25 - 30% with an additional 20 - 25% of potential growth from acquisitions • High percentage of recurring revenues; diversified base of customers • Publicly quoted OTCQB; ticker: PBYA Proprietary and Confidential 3 ProBility Media provides a comprehensive suite of technology - enabled career resources for skilled trades

Global Markets – United States Proprietary and Confidential 4 Key trends in the US: • Employer - based formal training is $177 billion/year • Strong labor trends across industries; resurrection of manufacturing and industrial economies • 60% of jobs created by the current $1trillion infrastructure plan will require <6 months of training • Trump administration expects to increase the number of apprenticeships from 450,000 to 5,000,000 • Career training is rapidly shifting to interactive learning solutions, such as Virtual Reality • No dominant provider of technical training materials End Market Industry Size – United States • US Electrical Contracting Industry - $130 Billion (2016), 70,000 Electrical Contracting Firms, 650,000 Electrical Workers • US Plumbing Industry - $105 Billion (2016), 4% annual growth, 115,737 Businesses, 468,869 Employees • Offshore Drilling Rigs - $66 Billion (2014), expected $102 Billion by 2019 Source: US Census; Bureau of Labor Statistics Source: Center for Education and the Workforce, Georgetown University

Global Markets – Rest Of The World Proprietary and Confidential 5 Worldwide trends: • Vocational training expenditures represent a significantly higher % of GDP in OECD countries vs. the US • Healthy labor trends in developed economies • US - based standards and codes are well recognized internationally • % of employers providing training has been increasing in Europe • Career training is rapidly shifting to online learning • Millennials demand access to modern, technology - based solutions such as Virtual Reality • No dominant provider of technical training materials End Market Industry Size - Global • Global E - Learning software - $107 Billion, expected 9.2% CAGR • Global Crane Industry - $32.5 Billion (2016), 6% CAGR to 2022 • Global HVAC Industry - $68 Billion (2016), 4.3% CAGR to 2022 • Global Codes and Standards Industry - $1.5 Billion, US/Canada $631 Million, 5.5% annual growth • ProBility is 1 of only 5 Licensed Global Resellers Source: Eurostat, Bureau of Labor Statistics

Comprehensive Suite Of Career Resources For Skilled Trades Proprietary and Confidential 6 • Comprehensive suite of traditional and technology - enabled career training, advancement and compliance tools for over 60 skilled trades. • Two tracks: Pre - Career and Career Advancement. • Significant penetration of Electrical, HVAC, Crane, Plumbing industry verticals among others. • Focus on innovative technology solutions, including Virtual Reality and Digital Simulation. • Focus on up - to - date high - quality training for individuals and businesses of any size. E - Learning Training Exam Prep and Testing Certification Codes and Standards Continuing Education “ProBility is changing the landscape for individual tradesman as well as small and medium sized businesses by providing consistent high quality training usually only available to enterprise customers.” Noah Davis, President, COO

ProBility Highlights Proprietary and Confidential 7 • Comprehensive offering • Proprietary technology solutions • Potential for strong organic growth and a robust pipeline of strategic acquisitions of small platform players • One of largest wholesalers of the national electrical code, 1 of only 5 vendors; 1.5 million codes offered to over 3,000 electrical wholesale outlets • Construction training division offers programs in 22 states with the goal of servicing all 50 states • Crane training division is unique and one of just a few companies offering VR crane training • High percentage of recurring revenues • Target EBITDA margins 30% • Extensive financial disclosure with the SEC filings Study Materials & Codes , 86% ASME BPVC , 7% Electronic Training & Courses , 7% Self Published Materials , 0% Revenue by Product, 2016

ProBility Highlights – Stock Information Proprietary and Confidential 8 • Publicly quoted micro - cap (Ticker: PBYA) • Up - to - date SEC filings • Sr. Management owns 62% of common stock (10/31/2016) • Capital Structure (as of 01/31/2017) Cash $111,561 Total assets $2,553,918 Payables $652,118 ST Notes $1,302,839 LT Debt $1,017,605 S/H Deficit $937,182 Stock Performance (11/8/16 - present) Ticker: PBYA Market: OTC QB Market cap: $21 Million Shares outstanding: 42.2 million Float 0.6 million

ProBility Timeline Proprietary and Confidential 9 Nov 2016 May 2017 Apr 2017 Mar 2017 Feb 2017 Jan 2017 Dec 2016 Launched VR for HVAC Listed on OTCQB Acquired NEWP Acquired OEP Changed Name to ProBility Media Executed an Exclusive Deal with GlobalSim Reverse Merger with Panther Bio Launched New Website for ASME Signed Two Publishing Deals Signed Exclusive Deal with All Purpose Crane Training LOI with 2 potential acquisitions Appointed Billy Smith to the Board of Advisors Engaged Network News for Corp Communications 1946 Predecessor company - Brown Book Shop - established

Diversified Offerings And Recurring Revenue Streams Proprietary and Confidential 10 Servicing over 60 skilled trades in 15 categories • Expanding through both brand acquisition and organic growth • Each individual category represents a $5 - $20 million opportunity • Electricians, Plumbing, Pipefitting/Welding/Sheet Metal, Construction/Contractors, HVAC, Maritime, Rigging/Craning, Boiler/Pressure Vessel, Non - Destructive Testing, Safety/Quality Training, Industrials (Manual)s Library, Machine/Mechanics, Engineering/Petroleum/Aerospace, Electronic Technicians/Software and Standards Training/SDO Distribution 13 Revenue opportunities for each category • Exam Preparation Materials, Codes/Standards, Online Courses, Online Testing, Simulation Training, Hybrid Laboratory Practice, Classroom Training, Abridged Online Courses, SDO Training, Continuing Education, Train the Trainer, Onsite Training and Subscriptions 285 Standards developing organizations • Providing direct access via the ProBility portals • ASME, IEEE, ISO, API, NFPA, ICC, NBBI, IAPMO, ASCE, AISC ProBility is 1 of 5 Licensed Global Resellers of Codes and Standards

Diversified Customer Base Proprietary and Confidential 11 • Over 15,000 corporate customers, including many Fortune 500 companies and government agencies around the world • Multiple touchpoints within corporate customers

ProBility’s Current Brands Proprietary and Confidential 12 Brown Technical Media A combination of online bookstore (with multiple micro websites), proprietary publishing business, and a physical bookstore in Houston offering training materials, codes and standards and other publications. National Electrical Wholesale Providers, LLC (NEWP) Distribution of industrial, commercial and residential training materials including HVAC, plumbing and electrical. 1 Exam Prep, LLC Online exam preparation utilizing a proprietary four - point learning system, streamlined curriculum for time and efficiency and at one of the lowest price points in the market. ProBility VR Exclusive distributor of virtual reality simulation training from GlobalSim, Inc, a leading developer of simulation training for the crane industry. ProBility Technical University Hundreds Of Online Courses And Programs For The Skilled Trades. Active Sites: Browntechnical.org 1examprep.com Online.browntechnical.org Brownpublications.com Electricians.browntechnical.org Nccer.browntechnical.org Shop.browntechnical.org Asme.browntechnical.org Hvac.browntechnical.org API.browntechnical.org Astm.browntechnical.org Pipefitting.browntechnical.org New - providers.com Thecurrentgeek.com Rigging.browntechnical.org ProbilityVR.com Nascla.1examprep.com Pending Sites: Ndt.browntechnical.org Nautical.browntechnical.org Canada.browntechnical.org Standards.browntechnical.org

Case Study: Virtual Reality Training For Craning Proprietary and Confidential 13 Portable Comprehensive Crane Training System with Superb Realism • 93% pass rate for crane certification exam (by NCCCO – National Commission for the Certification of Crane Operators) • Complete immersive experience • Seamless integration of real life controls and technology • Operators can see their actual hands • Affordable cost • Adopted by the US Military for its crane training and simulation

Strategy For Growth: Organic Growth + Acquisitions Proprietary and Confidential 14 Organic Growth • Expect 100%+ Organic Growth In 2017 • Invest In Original Content • Invest In Private Label Content • Increase Online Footprint • Expand Partnerships With Industry Organizations • Design International Courses • Increase E - learning Offerings • Improve Efficiencies In Staffing, Process, Inventory Acquired Growth • Robust and Active Pipeline of Acquisitions • 6 - 12 Months Timeline • Acquisition Parameters • Quality Content for Skilled Trades • Technology • Market Demand • Ownership – Willing to Stay On - Board • Ease of Integration • Financial $1 - $3mln Annual Target Revenue Projected Net Profit of 10% Cash Consideration: 0.5X – 1.0X Net Profit Stock Consideration: 0.5 – 1 Share Per $1 Revenue Disruptive strategy of defragmenting the marketplace of small companies through strategic platform acquisitions and organic growth. Organic Growth Increasing Capital Available to Invest Strategic Capital Allocation: Proprietary Training, Technology Acquisitions Generate Outstanding Return on Capital

Organic Growth Strategy – Variety Of Pathways Proprietary and Confidential 15 ProBility Media is positioned at the intersection of technology, information services, education/training and publishing. Multiple growth pathways could be materialized. Potential scenarios could include partnerships with: • Global Codes and Standards Providers • Large Publishing Companies • Large Learning Companies • Large Testing / Publishing Companies

2017 Completed Acquisitions Proprietary and Confidential 16 One Exam Prep Coconut Creek, FL • E - Learning exam preparation via the cheapest, fastest and most effective exam prep school in the industry instituting our four - point learning system • Price $1.2 Million; 1.12x revenue multiple • Cash $0 at Closing, $15,000 in 3, 6, 9 and 12 Months • $300,000 2 year Conv. Note at $0.50 (600,000 Shares) • $110,000 Assumed debt • Owners are staying on board; 2 Year Earn Out • Legacy Revenue ~$1mln; Projected $5mln in 2020 www.thecurrentgeek.com www.new - providers.com www.1examprep.com National Electrical Wholesale Providers Glen Falls, NY • One of the largest retailers of national electrical codes in the US with unique published content selling to large electrical wholesalers • Synergistic to Brown’s customers • Price $560,000; 0.35x Revenue multiple • Cash $50,000, Nine - Month Note $50,000 • Stock 645,000 Shares • Legacy Revenue $1.56mln; Projected $3mln in 2020

ProBility Leadership Proprietary and Confidential 17 Evan M Levine – Chairman And CEO CEO ADVENTRX Pharmaceuticals, Managing Partner And Portfolio Manager Brown Simpson Asset Management Noah Davis – President & Chief Operating Officer Proven Leadership Of Growth Companies; 10 Years Of Experience In Online Businesses; Internet Marketing Expert Steven Plumb – Chief Financial Officer 30 Year Career In Financial Management; Serial Entrepreneur; Track Record Of Successful M&A Transactions With Public Companies Abraham Israel – Chief Marketing Officer Expert In Paid Search, Analytics And A/B Testing; Blinds.Com; Farmers Insurance Jacob Davis – Chief Technology Officer Experienced Software Developer And Online Marketing Expert; Northtrop Grumman Online Security Developer Jonathan Ellis – Sales Manager Track Record Of Sales Growth; Established Dozens Of New Contracts And Partners For ProBility

Financial Highlights Proprietary and Confidential 18 Study Materials & Codes , 86% ASME BPVC , 7% Electronic Training & Courses , 7% Self Published Materials , 0% Revenue by Product, 2016 Brown , 54% 1 Exam Prep , 18% NEWP , 28% Revenue by Brand, 2016 2016 Income Statement, Incl. Subsequent Acquisitions Brown 1 Exam Prep NEWP Total % of Total Study Materials & Codes $2,609,674 $693,531$1,605,310$4,908,515 86% ASME BPVC 391,850 - - 391,850 7% Electronic Training & Courses 70,350 341,590 - 411,940 7% Self Published Materials 18,100 - - 18,100 0% Total Sales $3,089,974$1,035,121$1,605,310$5,730,405 100% % of total 54% 18% 28% 100% Gross Profit 637,341 558,965 192,637 1,388,943 Total Operating Expenses 1,026,298 485,459 42,000 1,553,757 Net income (Loss) from operations (388,957) 73,506 150,637 (164,814) Income (Loss) Before Taxes (566,783) 73,506 150,637 (342,640)

Financial Projections 2017E - 2020E Proprietary and Confidential 19 2017 Guidance Revenue: $10.0 - $10.5 Million EBITDA: Breakeven - $0.5 Million Pathway to Revenue Guidance: • $5.2 - $5.5 Million Brown Technical Media • $0.6 - $0.7 Million National Electric Wholesale • $1.6 - $1.8 Million One Exam Prep • ~$2.5 Million 2 - 3 Additional Acquisitions ($1.5 – $3.0 Million Annual Run Rate Each) 2017E-2020E 2017E-2020E Organic CAGR Total CAGR Print / Digital Published Content 25-30% 50-60% E-learning 25-30% 100-125% In Class Learning 30% 60-70% Services 30% 40-50% Subscription 25-30% 60-70% Total Revenue 25-30% 60-70% 2020 Target EBITDA 30%

Summary Proprietary and Confidential • Comprehensive Offering • Proprietary Technology Solutions, including Virtual Reality • Significant Global Markets • 25% - 30% Target Organic Growth • 20% - 25% Potential Acquired Growth • Pipeline of Strategic Acquisitions • High Percentage of Recurring Revenues • Target EBITDA Margins 30% ProBility Media Corporation 1517 San Jacinto Street Houston, TX 77002 713 652 3937 800 432 1885 noah@probilitymedia.com www.probilitymedia.com